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                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                        _______________________________

                                   FORM T-1

                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
            UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                        _______________________________

                             FIRSTAR BANK, N.A.
                    f/k/a FIRSTAR BANK OF MINNESOTA, N.A.
              (Exact name of Trustee as specified in its charter)

A National Banking Association                               41-0122055
(State of incorporation if                                   (IRS Employer
not a national bank)                                         Identification No.)

101 East Fifth Street
Corporate Trust Department
St. Paul, Minnesota                                          55101
(Address of principal executive offices)                     (Zip Code)

                              FIRSTAR BANK, N.A.
                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                                (651) 229-2600
        (Exact name, address and telephone number of agent for service)

                        _______________________________

                     ChipPAC International Company Limited
            (Exact name of registrant as specified in its charter)

British Virgin Islands
                                                             66-0573152
(State of incorporation or                                   (IRS Employer
other jurisdiction)                                          Identification No.)

Craigmuir Chambers
Road Town
Tortola, British Virgin Islands

(Address of principal executive offices)                     (Zip Code)

              ___________________________________________________
              12 3/4% Series B Senior Subordinated Notes due 2009
                        (Title of Indenture Securities)
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

                          ChipPAC, Inc.

            California                           77-0463-48
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)              Identification No.)

 ChipPAC Liquidity Management Hungary Limited Liability Company

             Hungary                             98-0209814
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)              Identification No.)

                 ChipPAC Luxembourg S.a.R.L

           Luxembourg                            98-0209817
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)              Identification No.)

                 ChipPAC Korea Company, Ltd.

        Republic of Korea                        98-0209695
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)              Identification No.)

                      ChipPAC Limited

     British Virgin Islands                      98-0209699
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)              Identification No.)

                   ChipPAC (Barbados) Ltd.

            Barbados                             98-0209821
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)              Identification No.)

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Item 1.   General Information. Furnish the following information as to the
          -------------------
          trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                     Comptroller of the Currency
                     Treasury Department
                     Washington, DC

                     Federal Deposit Insurance Corporation
                     Washington, DC

                     The Board of Governors of the Federal Reserve System Washington, DC

          (b)  The Trustee is authorized to exercise corporate trust powers.

                                    GENERAL

Item 2.   Affiliations with Obligor and Underwriters. If the obligor or any
          ------------------------------------------
          underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

          None
          See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the
           ---------------------------------------------------------------------
obligor is not in default under any Indenture for which the Trustee acts as
---------------------------------------------------------------------------
Trustee.
-------

Item 16.  List of Exhibits. Listed below are all the exhibits filed as a part of
          ----------------
          this statement of eligibility and qualification. Exhibits 1-4 are incorporated by reference from filing 333-48849. Exhibit 7 is incorporated by reference from filing 333-79659.

          Exhibit 1. Copy of Articles of Association of the trustee now in effect.

          Exhibit 2. a. A copy of the certificate of the Comptroller of Currency dated June 1, 1965, authorizing Firstar Bank, N.A. to act as fiduciary.

                     b. A copy of the certificate of authority of the trustee to commence business issued June 9, 1903 by the Comptroller of the Currency to Firstar Bank, N.A.
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          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued by the Federal Reserve Board.

          Exhibit 4. Copy of the By-Laws of the trustee as now in effect.

          Exhibit 5. Copy of each Indenture referred to in Item 4.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 27th day of September, 1999.


                                             FIRSTAR BANK, N.A.

          (Seal)


                                             /s/ Angela M. Weidell-LaBathe
                                             -----------------------------
                                             Angela M. Weidell-LaBathe
                                             Assistant Vice President
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                                   EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, Firstar Bank, N.A., hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: September 27, 1999


                                             FIRSTAR BANK, N.A.

                                             /s/ Angela M. Weidell-LaBathe
                                             -----------------------------
                                             Angela M. Weidell-LaBathe
                                             Assistant Vice President